UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 22, 2004


                       COMPUTER PROGRAMS AND SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-49796                74-3032373
 (State or Other Jurisdiction       (Commission File           (IRS Employer
       of Incorporation)                 Number)             Identification No.)


              6600 Wall Street,                                     36695
               Mobile, Alabama                                    (Zip Code)
  (Address of Principal Executive Offices)


                                 (251) 639-8100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number         Exhibit
    --------------         -------

    99.1                   Press Release dated July 22, 2004


Item 12. Results of Operations and Financial Condition.

     On July 22, 2004, Computer Programs and Systems, Inc. ("CPSI") issued a press release announcing financial information for its fiscal second quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COMPUTER PROGRAMS AND SYSTEMS, INC.

                                       By: /s/ David A. Dye
                                           -------------------------------------
                                           David A. Dye
                                           President and Chief Executive Officer


Dated: July 22, 2004

                                INDEX TO EXHIBITS


Exhibit Number                              Exhibit
--------------                              -------

99.1                                        Press Release dated July 22, 2004 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.